Exhibit 10.2

QUIDEL CORPORATION

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of September 27, 2007 and entered into by and among QUIDEL CORPORATION, a Delaware corporation (“Borrower”), the financial institutions listed on the signature pages hereof (“Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”), and, for purposes of Section 5 hereof, each of the Guarantors listed on the signature pages hereof (“Guarantors”), and is made with reference to that certain Credit Agreement dated as of January 31, 2005, as amended to the date hereof by that certain Limited Waiver of Credit Agreement dated as of May 10, 2005, as further amended by that certain First Amendment to Credit Agreement dated as of June 24, 2005, as further amended by that certain Second Amendment to Credit Agreement dated as of September 1, 2005, and as further amended by that certain Third Amendment to Credit Agreement dated as of April 5, 2007 (as so amended, the “Credit Agreement”), by and among Borrower, Lenders and Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrower and Lenders desire to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.              AMENDMENT TO THE CREDIT AGREEMENT

The Credit Agreement is hereby amended in its entirety to read in full as set forth on Exhibit A hereto.

Section 2.              CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

A.            On or before the Fourth Amendment Effective Date, Borrower shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

(i)            A good standing certificate of Borrower from the Secretary of State of the State of Delaware, dated a recent date prior to the Fourth Amendment Effective Date;

(ii)           A certificate, dated as of the Fourth Amendment Effective Date, of its corporate secretary or an assistant secretary of Borrower, certifying that there have been no changes in its Certificate of Incorporation and its Bylaws from the form of Certificate of Incorporation and Bylaws previously delivered to Lenders;

(iii)          Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

(iv)          Signature and incumbency certificates of its officers executing this Amendment; and

(v)           Executed copies of this Amendment executed by Borrower and each Guarantor.

B.            On or before the Fourth Amendment Effective Date, Borrower shall pay to counsel to Agent all outstanding Attorney Costs owing to counsel to Agent (including Attorney Costs incurred in connection with this Amendment).

C.            On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

Section 3.              BORROWER’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A.            Corporate Power and Authority.  Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”) and the other Loan Documents.

B.            Authorization of Agreements.  The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.

C.            No Conflict.  The execution and delivery by each Loan Party of this Amendment and the performance by such Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Loan Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of such Loan Party or any of its Subsidiaries or any order, judgment or

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decree of any court or other agency of government binding on such Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Loan Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Loan Party or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Loan Party or any of its Subsidiaries.

D.            Governmental Consents.  The execution and delivery by Borrower and Guarantors of this Amendment and the performance by Borrower and Guarantors of the Amended Agreement and the other Loan Documents do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E.             Binding Obligation.  This Amendment has been duly executed and delivered by each Loan Party and this Amendment and the Amended Agreement are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

F.             Incorporation of Representations and Warranties From Credit Agreement.  The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.            Absence of Default.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

Section 4.              COLLATERAL

A.            Termination.  As of the Fourth Amendment Effective Date, (i) the Security Agreement, Control Agreements and any and all other agreements, instruments and documents in effect as of the Fourth Amendment Effective Date pursuant to which Liens are granted or purported to be granted to Agent in Collateral securing all or part of the Obligations will be automatically terminated and of no further force and effect and (ii) all Liens granted by the Loan Documents to secure the Obligations under the Credit Agreement and other Loan Documents in effect as of the Fourth Amendment Effective Date will be automatically terminated and released and of no further force and effect without any further action by Agent or Lenders.

B.            Deliveries by Agent.  As soon as practicable after the Fourth Amendment Effective Date, Agent (a) shall deliver to Borrower (i) a UCC-3 termination statement with respect to each UCC-1 financing statement filed in connection with Loan Documents (and Agent and each Lender hereby authorize Borrower to file such UCC-3 termination statements on behalf

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of the Agent and the Lenders), and (ii) each original certificate (or an affidavit of loss with respect thereto) set forth on Schedule I hereto and (b) will execute terminations of the Control Agreements and such other documents and instruments and take such other actions, in each case as required under Law to release any remaining Liens on the Collateral.

Section 5.              MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)              On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii)             Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)            The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B.            Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E.             Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment (other than the provisions of

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Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower and all Lenders and receipt by Borrower and Agent of written or telephonic notification of such execution and authorization of delivery thereof.  This Amendment is an amendment of the Credit Agreement and is not an amendment and restatement of the Credit Agreement.

Section 6.              ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each Guarantor hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Guarantor under its applicable Guaranty shall not be impaired or affected and the applicable Guaranty are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.  Each Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

QUIDEL CORPORATION

By:	/s/ John M. Radak
Name: John M. Radak
Title: Chief Financial Officer

GUARANTORS:

PACIFIC BIOTECH, INC.

By:	/s/ John M. Radak
Name: John M. Radak
Title: Secretary & Treasurer

METRA BIOSYSTEMS, INC.

By:	/s/ John M. Radak
Name: John M. Radak
Title: Secretary & Treasurer

OSTEO SCIENCES CORPORATION

By:	/s/ John M. Radak
Name: John M. Radak
Title: Secretary & Treasurer

LITMUS CONCEPTS, INC.

By:	/s/ John M. Radak
Name: John M. Radak
Title: Secretary & Treasurer

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as Agent

By:	/s/ Geoffrey C. Wilson
Name: Geoffrey C. Wilson
Title: Vice President

[Signature Page to Fourth Amendment]

BANK OF AMERICA, N.A., as Lender

By:	/s/ Geoffrey C. Wilson
Name: Geoffrey C. Wilson
Title: Vice President

[Signature Page to Fourth Amendment]

EXHIBIT A

CREDIT AGREEMENT

See Attached

SCHEDULE I

ORIGINAL CERTIFICATES

COMPANY	HOLDER	CERTIFICATE NO.	SHARES

Litmus Concepts, Inc.	Quidel Corporation	C-1	1,000

Metra Biosystems, Inc.	Quidel Corporation	C-1	1,000

Osteo Sciences Corporation	Metra Biosystems, Inc.	C-1	100

Pacific Biotech, Inc.	Quidel Corporation	C-1	100